Exhibit 99.1

GSV Capital Reports Third Quarter 2012 Results of Operations

Net Asset Value (NAV) of Fund was $13.45 per Share as of September 30, 2012

WOODSIDE, Calif., November 7, 2012 -- GSV Capital Corp., "GSV", (Nasdaq: GSVC) today reported financial results for the third quarter ended September 30, 2012.

Management Commentary

"We are pleased with the development of our portfolio, which today includes 46 high-growth venture-backed companies that we believe have the potential to drive significant growth, value and shareholder returns.  Twitter, Violin Memory and Dropbox are among our largest investments and we demonstrated strong execution in terms of identifying, sourcing and closing key investments across our major investment themes," said Michael Moe, GSV's CEO and founder.

Portfolio Summary and Investment Activity

The total value of GSV's portfolio investments was $217.4 million at September 30, 2012. During the third quarter of 2012, GSV invested approximately $50.2 million in nine new and nine existing portfolio companies.

GSV invested in the following new portfolio companies during the third quarter: 2tor, Dataminr, NestGSV Silicon Valley, Neuron Fuel, Strategic Sports Solutions, SinoLending, Spotify, SugarCRM and Totus Solutions.

GSV also made additional investments in current portfolio companies, including: AltEgo, AlwaysOn, Avenues, Control4, Dropbox, Gilt Groupe, Maven Research and Twitter during the third quarter.

Recent Developments

The Company closed on investments totaling approximately $4.7 million, plus transaction costs, subsequent to September 30, 2012, which included investments in Control4, Parchment, Ozy Media and Top Hat 430.

Portfolio as of September 30, 2012

GSV’s investment portfolio consists of companies that it believes benefit from "megatrends" that have the potential to drive the market in the years to come. GSV invests in companies that combine what it believes are powerful technological, economic and social forces that create growth opportunities in the economy.

At the end of the third quarter of 2012, GSV's portfolio included investments in the following companies: 2tor, AltEgo, AlwaysOn, Avenues World Holdings, Bloom Energy, Chegg, Control4, CUX, Dailybreak, Dataminr, DreamBox Learning, Dropbox, Facebook, Fullbridge, Gilt Groupe, Global Education Learning, Grockit, Groupon, Kno, Maven Research, NestGSV, NestGSV Silicon Valley, Neuron Fuel, NewZoom, Strategic Sports Solutions, Serious Energy, SharesPost, Silver Spring Networks, SinoLending, Solexel, Spotify, StormWind, SugarCRM, The Echo System, The rSmart Group, Top Hat 430, Totus Solutions, TrueCar, Twitter, Violin Memory, ZocDoc and Zynga.

Financial Results

September 30, 2012
Total Portfolio Investments	$217,441,538
Total Investments	$233,441,538
Total Cash	$26,331,482
Total Assets	$260,309,025
Total Liabilities	$449,771
Net Assets	$259,859,254
Net Asset Value Per Share	$13.45

	For the three months ended September 30, 2012	For the three months ended September 30, 2011
Total Investment Income	$13,928	$53,408
Net Investment Loss	$(2,334,568)	$(680,088)
Net Change in Unrealized Depreciation on Investments	$(4,665,272)	$(494,170)
Net Decrease in Net Assets Resulting From Operations	$(6,999,840)	$(1,174,258)
Net Decrease in Net Assets Resulting From Operations Per Common Share	$(0.36)	$(0.34)
Weighted Average Common Shares Outstanding	19,320,100	3,430,100

Results of Operations

Investment income was $13,928 or $0.00 per share, for the three months ended September 30, 2012, compared to $53,408, or $0.02 per share, for the three months ended September 30, 2011. Net investment loss was $2,334,568, or $0.12 per share, in the third quarter of 2012, compared to $680,088, or $0.20 per share, for the prior year period. Net realized loss on investments was $0 or $0.00 per share, in the third quarter of 2012, compared to $0, or $0.00 per share, for the same period in 2011. Net change in unrealized depreciation was $4,665,272 or $0.24 per share, for the three months ended September 30, 2012, compared to $494,170, or $0.14 per share, for the prior year period. Net decrease in net assets resulting from operations was $6,999,840, or $0.36 per share, and $1,174,258, or $0.34 per share, for the third quarter of 2012 and 2011, respectively.

Conference Call Information

The GSV Capital third quarter 2012 teleconference and audio webcast is scheduled to begin at 5:30 a.m., Pacific Time, on Wednesday, November 7, 2012, during which the company may provide forward-looking information. To participate on the live call, analysts and investors should dial 877-941-4774 at least ten minutes prior to the call. GSV Capital will also offer a live and archived webcast of the conference call, accessible from the "Investor Relations" section of the company's Web site at http://investors.gsvcap.com/

About GSV Capital Corp.

GSV Capital Corp. (Nasdaq:GSVC) is a publicly traded investment fund that seeks to invest in high-growth, venture-backed private companies. Led by industry veteran Michael Moe, the fund seeks to create a portfolio of high-growth emerging private companies via a repeatable and disciplined investment approach, as well as to provide investors with access to such companies through its publicly traded common stock. GSV Capital is headquartered in Woodside, CA.

The GSV Capital Corp. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=12750

Forwarding-Looking Statements

Statements included herein may constitute "forward-looking statements," which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. GSV Capital Corp. undertakes no duty to update any forward-looking statements made herein.

Contacts:

Media:

Kim Hughes

(415) 516-6187

kim@blueshirtgroup.com

Investors:

Alex Wellins

(415) 217-5861

alex@blueshirtgroup.com

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

September 30, 2012
ASSETS
Investments at fair value:
Investments in affiliated securities (cost of $31,130,920)	$31,247,914
Investments in non-control/non-affiliated securities (cost of $193,559,007)	186,193,624
Investments in money market funds (cost of $16,000,000)	16,000,000

Total Investments (cost of $240,689,927)	233,441,538

Cash	26,331,482
Due from:
GSV Asset Management	3,315
Portfolio companies	291,554
Prepaid expenses	136,096
Dividend receivable	2,190
Other assets	102,850

Total Assets	260,309,025

LIABILITIES
Due to:
GSV Asset Management	41,197
Other affiliates	917
Accounts payable	292,925
Accrued expenses	114,732

Total Liabilities	449,771

Commitments and contingencies

Net Assets	$259,859,254

NET ASSETS
Common stock, par value $0.01 per share
(100,000,000 authorized; 19,320,100 issued and outstanding)	$193,201
Paid-in capital in excess of par	275,837,514
Accumulated net investment loss	(7,542,553)
Accumulated net realized loss on investments	(1,380,519)
Accumulated net unrealized depreciation on investments	(7,248,389)

Net Assets	$259,859,254

Net Asset Value Per Share	$13.45

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011(1)
INVESTMENT INCOME
Interest income from affiliated securities	$2,418	$-	$200,195	$-
Interest income	4,645	52,222	21,852	52,222
Dividend income	6,865	1,186	20,040	1,186

Total Investment Income	13,928	53,408	242,087	53,408

OPERATING EXPENSES
Investment management fees	1,351,169	233,961	3,099,186	384,904
Costs incurred under administration agreement	543,171	192,031	1,490,966	305,066
Directors’ fees	65,000	42,500	172,500	85,000
Professional fees	242,683	152,916	597,089	271,548
Insurance expense	56,133	47,192	158,287	95,301
Investor relations expense	34,698	52,250	143,986	53,000
Organization expenses	-	6,336	-	198,831
Other expenses	55,642	6,310	88,762	15,959

Total Operating Expenses	2,348,496	733,496	5,750,776	1,409,609

Net Investment Loss	(2,334,568)	(680,088)	(5,508,689)	(1,356,201)

Net Realized Loss on Investments	-	-	(1,380,519)	-

Net Change in Unrealized Depreciation on Investments	(4,665,272)	(494,170)	(5,668,589)	(553,804)

Net Decrease in Net Assets Resulting from Operations	$(6,999,840)	$(1,174,258)	$(12,557,797)	$(1,910,005)

Net Decrease in Net Assets Resulting from Operations per Common Share	$(0.36)	$(0.34)	$(0.84)	$(0.78)

Weighted Average Common Shares Outstanding	19,320,100	3,430,100	15,013,896	2,460,565 (2)

(1) For the period from January 6, 2011 (date of inception) to September 30, 2011.

(2) Weighted average common shares for the period from January 6, 2011 (date of inception) to September 30, 2011 was calculated from the issuance of 100 shares on February 28, 2011.

FINANCIAL HIGHLIGHTS

(Unaudited)

	Three months ended September 30, 2012		Three months ended September 30 2011
Per Share Data:
Net asset value at beginning of period	$13.81		$13.57
Issuance of common shares	-		-
Accretion from offering	-		0.23	(2)
Underwriters’ discount	-		(0.23	)(2)
Offering costs	-		(0.10	)(2)
Net investment loss	(0.12	)(1)	(0.12	)(2)
Realized loss	-		-
Change in unrealized depreciation	(0.24	)(5)	(0.09	)(2)
Net asset value at end of period	$13.45		$13.26

	Nine months ended September 30, 2012		For the period from January 6, 2011 (date of inception) to September 30, 2011		For the period from January 6, 2011 (date of inceptions) to December 31, 2011
Per Share Data:
Net asset value at beginning of period	$12.95		$-		$-
Issuance of common shares	1.91	(3)	14.67	(4)	14.67	(4)
Accretion from offering	-		-		-
Underwriters’ discount	(0.72	)(2)	(0.86	)(2)	(0.86	)(2)
Offering costs	(0.04	)(2)	(0.20	)(2)	(0.19	)(2)
Net investment loss	(0.37	)(1)	(0.25	)(2)	(0.37	)(2)
Realized loss	(0.07	)(2)	-		-
Change in unrealized depreciation	(0.21	)(5)	(0.10	)(2)	(0.30	)(2)
Net asset value at end of period	$13.45		$13.26		$12.95

(1)	Based on weighted average number of shares outstanding for the period.
(2)	Based on shares outstanding at end of period.
(3)	Issuance of common shares for the nine months ended September 30, 2012 is based on the change in net asset value from the secondary offerings on February 10, 2012 and May 11, 2012.
(4)	Issuance of common shares for the period from January 6, 2011 (date of inception) to September 30, 2011 and from January 6, 2011 (date of inception) to December 31, 2011 is based on the weighted average offering price for the shares issued during the period.
(5)	Includes the impact of the different share amounts as a result of calculating certain per share data based on the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2012

(Unaudited)

Portfolio Investments*	Headquarters / Industry	Shares / Capital Contribution	Cost	Fair Value	% of Net Assets

2tor, Inc.	Landover, MD
Common shares	Online Education	1,151,802	$8,757,599	$8,730,846	3.36%
Preferred shares, Series A		167,431	1,273,125	1,269,154	0.49%
Total			10,030,724	10,000,000	3.85%

AltEgo, LLC	Santa Monica, CA
Preferred shares, Series B-2	Social Media Customer Acquisition Platform	1,400,000	1,420,406	1,400,000	0.54%

AlwaysOn, Inc. (1) (2)	Woodside, CA
Preferred shares, Series A	Social Media	1,066,626	1,027,391	1,087,955	0.42%

Avenues World Holdings LLC	New York, NY
Preferred shares, Class A-1	Globally-focused Private School	5,000,000	10,026,573	10,000,000	3.85%

Bloom Energy Corporation	Sunnyvale, CA
Common shares	Fuel Cell Energy	201,589	3,855,601	3,678,999	1.42%

Chegg, Inc.	Santa Clara, CA
Common shares	Textbook Rental	1,274,193	10,012,543	10,193,544	3.92%
Preferred shares, Series F		500,000	4,008,654	4,000,000	1.54%
Total			14,021,197	14,193,544	5.46%

Control4 Corporation	Salt Lake City, UT
Common shares	Home Automation	3,650,667	6,274,551	5,950,587	2.29%

CUX, Inc. (2)	San Francisco, CA
Preferred shares, Series C	Corporate Education	246,305	2,006,077	2,000,000	0.77%

Dailybreak, Inc. (2)	Boston, MA
Preferred shares, Series A-1	Social Advertising	1,545,181	2,000,000	2,000,000	0.77%

Dataminr, Inc.	New York, NY
Preferred shares, Series B	Social Media Analytics	904,977	2,060,602	1,999,999	0.77%

DreamBox Learning, Inc.	Bellevue, WA
Preferred shares, Series A	Education Technology	3,579,610	758,017	750,000	0.29%

Dropbox, Inc.	San Francisco, CA
Common share	Online	760,000	8,640,940	8,360,000	3.22%
Preferred shares, Series A-1	Storage	552,486	5,015,333	6,077,346	2.34%
Total			13,656,273	14,437,346	5.56%

Facebook, Inc. (3)	Menlo Park, CA
Common shares, Class B	Social Networking	350,000	10,472,294	6,898,710	2.65%

Fullbridge, Inc. (2)	Cambridge, MA
Preferred shares, Series C	Business Education	1,196,809	2,250,001	2,250,000	0.87%

Gilt Groupe, Inc.	New York, NY
Common shares	e-Commerce Flash Sales	248,600	6,594,346	5,469,200	2.10%

Global Education Learning (Holdings) Ltd. (2)	Hong Kong
Preferred shares, Series A	Education Technology	1,472,175	2,999,998	2,999,998	1.15%

Grockit, Inc. (2)	San Francisco, CA
Preferred shares, Series D	Online Test Preparation	2,728,252	2,005,945	2,000,000	0.77%

Groupon, Inc. (4)	Chicago, IL
Common shares	Online Deals	80,000	2,128,774	381,600	0.15%

Kno, Inc.	Santa Clara, CA
Preferred shares, Series C	Digital	440,313	2,262,006	2,250,000	0.87%
Preferred shares, Series C-1	Textbooks	1	7,510,334	7,500,000	2.89%
Common shares		50,000	214,681	205,000	0.08%
Total			9,987,021	9,955,000	3.84%

Maven Research, Inc. (2)	San Francisco, CA
Preferred shares, Series B	Knowledge	49,505	217,206	200,000	0.08%
Preferred shares, Series C	Networks	318,979	1,999,998	1,999,998	0.77%
Total			2,217,204	2,199,998	0.85%

NestGSV, Inc. (2)	Redwood City, CA
Preferred shares, Series A	Incubator	1,000,000	1,021,778	1,000,000	0.38%

NestGSV Silicon Valley, LLC (2)	Redwood City, CA
Common membership interest	Incubator	$500,000	500,000	500,000	0.19%

Neuron Fuel, Inc.	San Jose, CA
Preferred shares, Series AAI	Computer Software	250,000	262,530	250,000	0.10%

NewZoom, Inc. (d/b/a ZoomSystems)	San Francisco, CA
Preferred shares, Series A	Smart e-tail (Retail)	1,250,000	260,476	250,000	0.10%

Palantir Technologies, Inc.	Palo Alto, CA
Common shares, Class A	Cyber Security	7,045,690	19,780,613	19,747,501	7.60%
Preferred shares, Series G		326,797	1,008,968	999,999	0.38%
Total			20,789,581	20,747,500	7.98%

Serious Energy, Inc.	Sunnyvale, CA
Common shares	Green Materials	178,095	739,130	-	-%

SharesPost, Inc.	San Bruno, CA
Preferred shares, Series B	Online	1,771,653	2,257,984	2,256,752	0.87%
Common warrants, $0.13 strike price, expire 6/15/2018	Marketplace (Finance)	770,934	23,128	8,480	-%
Total			2,281,112	2,265,232	0.87%

Silver Spring Networks, Inc.	Redwood City, CA
Common shares	Smart Grid	510,143	5,145,271	3,275,118	1.26%

SinoLending Ltd. (2)	Shanghai, China
Preferred shares, Class A	Chinese P2P Lending	6,414,368	501,998	500,000	0.19%

Solexel, Inc.	Milpitas, CA
Preferred shares, Series C	Solar Power	4,576,659	10,016,559	10,000,000	3.85%

Spotify Technology S.A.	Stockholm, Sweden
Common shares	Music Streaming Service	3,658	3,598,472	3,589,659	1.38%

StormWind, LLC (2)	Scottsdale, AZ
Preferred shares, Series B	Interactive Learning Platform	3,279,629	2,019,687	2,000,000	0.77%

Strategic Sports Solutions, LLC (2)	New York, NY
Preferred shares, Class A1	Sports Analytics	500,000	529,522	500,000	0.19%

SugarCRM, Inc.	Cupertino, CA
Common shares	Customer Relationship Manager	432,500	1,521,100	1,513,750	0.58%

The Echo System Corp. (1) (2)	New York, NY
Preferred shares, Series A	Social Analytics	512,365	1,436,404	1,639,568	0.63%
Preferred warrants, $0.20 strike price, expire 11/14/2016		68,359	75,988	70,394	0.03%
Total			1,512,392	1,709,962	0.66%

The rSmart Group, Inc.	Scottsdale, AZ
Preferred shares, Series B	Higher Education Learning Platform	1,201,923	1,266,940	1,250,000	0.48%

Top Hat 430, Inc. (2)	Shakopee, MN
Preferred shares, Series A	Jewelry Retailing Technology	1,777,778	4,015,179	4,000,001	1.54%

Totus Solutions, Inc. (2)	Carrollton, TX
Common shares	LED Lighting	20,000,000	5,023,748	5,000,000	1.92%

TrueCar, Inc.	Santa Monica, CA
Common shares	Online Marketplace (Cars)	377,358	2,014,863	2,011,318	0.77%

Twitter, Inc.	San Francisco, CA
Common shares	Social	1,835,600	31,755,821	34,876,400	13.42%
Preferred shares, Series A	Communication	65,000	1,235,290	1,235,000	0.47%
Total			32,991,111	36,111,400	13.89%

Violin Memory, Inc.	Mountain View, CA
Preferred shares, Series B	Flash	800,000	4,800,798	4,800,000	1.85%
Preferred shares, Series D	Memory	1,666,666	10,018,045	9,999,996	3.85%
Total			14,818,843	14,799,996	5.70%

Whittle Schools, LLC (2)	New York, NY
Preferred shares, Series B	Education Technology	1,500,000	1,500,000	1,500,000	0.58%

ZocDoc Inc.	New York, NY
Preferred shares, Series A	Online Medical Scheduling	200,000	3,563,178	3,500,000	1.35%

Zynga, Inc.	San Francisco, CA
Common shares	Social Gaming	533,333	3,003,462	1,514,666	0.58%
Total Portfolio Investments			$224,689,927	217,441,538	83.68%

* All portfolio investments are non-control/non-affiliated and non-income producing, unless identified. Equity investments are subject to lock-up restrictions upon their initial public offering.

(1) Investment is income producing.

(2) Denotes an Affiliate Investment. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of GSV Capital Corp., as defined in the Investment Company Act of 1940. A company is deemed to be an “Affiliate” of GSV Capital Corp. if GSV Capital Corp. owns 5% or more but less than 25% of the voting securities of such company.

(3) On May 17, 2012, Facebook, Inc. priced its initial public offering, selling 421,233,615 shares at a price of $38.00 per share. GSV Capital Corp.’s shares in Facebook, Inc. are subject to a lock-up agreement that expires on November 14, 2012. At September 30, 2012, GSV Capital Corp. valued Facebook based on its September 28, 2012 closing price, less a discount for the lock-up restriction.

(4) On November 8, 2011, Groupon, Inc. priced its initial public offering, selling 35,000,000 shares at a price of $20.00 per share. GSV Capital Corp.’s shares in Groupon, Inc. are subject to a lock-up agreement that expired on June 1, 2012. At September 30, 2012, GSV Capital Corp. valued Groupon, Inc. based on its September 28, 2012 closing price.